Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Chemicals Portfolio
May 31, 2022
CHE-NPRT1-0722
1.802159.118
Common Stocks - 99.8%
	Shares	Value ($)
Chemicals - 97.9%
Commodity Chemicals - 11.8%
Cabot Corp.	52,700	3,984,647
Dow, Inc.	211,000	14,343,780
LyondellBasell Industries NV Class A	23,800	2,719,150
Olin Corp.	163,000	10,723,770
Orion Engineered Carbons SA	523,726	10,113,149
Trinseo PLC	186,700	8,829,043
Tronox Holdings PLC	1,003,669	18,076,079
Westlake Corp.	184,456	24,368,482
		93,158,100
Diversified Chemicals - 5.3%
Huntsman Corp.	514,000	18,632,500
The Chemours Co. LLC	540,059	23,271,142
		41,903,642
Fertilizers & Agricultural Chemicals - 16.4%
CF Industries Holdings, Inc.	279,617	27,617,771
Corteva, Inc.	848,393	53,126,370
FMC Corp.	152,800	18,730,224
The Mosaic Co.	466,200	29,207,430
		128,681,795
Industrial Gases - 27.4%
Air Products & Chemicals, Inc.	129,311	31,831,196
Linde PLC	565,616	183,644,203
		215,475,399
Specialty Chemicals - 37.0%
Albemarle Corp. U.S.	84,900	22,109,658
Avient Corp. (a)	180,300	8,870,760
Celanese Corp. Class A	182,300	28,533,596
DuPont de Nemours, Inc.	543,894	36,903,208
Eastman Chemical Co.	215,200	23,706,432
Ecolab, Inc.	101,300	16,604,083
Element Solutions, Inc.	1,074,143	22,868,504
H.B. Fuller Co. (a)	62,200	4,421,176
International Flavors & Fragrances, Inc.	174,316	23,039,346
Livent Corp. (b)	200	6,358
PPG Industries, Inc.	160,600	20,314,294
Quaker Houghton (a)	3,900	609,960
Sherwin-Williams Co.	310,099	83,118,936
		291,106,311
TOTAL CHEMICALS		770,325,247
Trading Companies & Distributors - 1.9%
Trading Companies & Distributors - 1.9%
Univar Solutions, Inc. (b)	497,800	15,292,416
TOTAL COMMON STOCKS (Cost $454,395,272)		785,617,663

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 0.82% (c)(d) (Cost $1,507,327)	1,507,177	1,507,327

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $455,902,599)	787,124,990
NET OTHER ASSETS (LIABILITIES) - 0.0%	(121,282)
NET ASSETS - 100.0%	787,003,708

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.82%	1,042,443	24,517,409	25,559,852	1,806	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 0.82%	2,247,252	20,167,060	20,906,985	661	-	-	1,507,327	0.0%
Total	3,289,695	44,684,469	46,466,837	2,467	-	-	1,507,327

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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